MML SERIES INVESTMENT FUND II

Supplement dated July 1, 2011 to the

Statement of Additional Information dated May 1, 2011

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

The following information replaces similar information found on page B-44 under the heading Independent Trustees in the section titled Management of MML II Trust:

C. Ann Merrifield	Trustee of MML II Trust
1295 State Street
Springfield, MA 01111
Age: 60
Trustee since 2005
Trustee of 32 portfolios in fund complex

Retired; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation; Director (2002-2007), Playtex Products, Inc.; Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

The following information replaces similar information found on page B-48 under the heading Additional Information About the Trustees in the section titled Management of MML II Trust:

C. Ann Merrifield—As trustee of a healthcare organization and a former partner of a consulting firm and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory and operational issues. She also has served as an audit committee member for a manufacturing company. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.

Corine T. Norgaard resigned as an Independent Trustee effective April 30, 2011. Therefore, the information for Corine T. Norgaard found on pages B-45 and B-47 under the headings Independent Trustees and Additional Information About the Trustees in the section titled Management of MML II Trust is hereby deleted.

The following information replaces similar information in the fourth paragraph under the heading Affiliated Subadvisers on page B-55 in the section titled Investment Management and Other Services:

MassMutual pays Babson Capital a subadvisory fee equal to an annual rate of .09% of the average daily net assets of the Money Market and Bond Segments of MML Blend, .13% of the average daily net assets of the Equity Segment of MML Blend, .20% of the average daily net assets of MML High Yield, .08% of the average daily net assets of MML Inflation-Protected and Income, .10% of the average daily net assets of MML Managed Bond, .05% of the average daily net assets of MML Money Market and .08% of the average daily net assets of MML Short-Duration Bond. For MML Enhanced Index Core Equity, MassMutual pays Babson Capital a subadvisory fee equal to an annual rate of .22% of the first $50 million of the average daily net assets of the Fund, .21% of the next $50 million of the average daily net assets of the Fund and .20% of the average daily net assets of the Fund over $100 million. Subadvisory fees for this Fund are based on Aggregate Assets, which means the aggregate of (i) the average daily net assets of the Fund determined at the close of the NYSE on each day that the NYSE is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the NYSE on each day that the NYSE is open for trading. MassMutual pays Baring a sub-advisory fee equal to an annual rate of .65% of the average daily net assets of each of MML China and MML Strategic Emerging Markets. MassMutual pays OFI a subadvisory fee equal to an annual rate of .23% of the average daily net assets of the portion of MML Equity that OFI manages and .25% of the average daily net assets of MML Small/Mid Cap Equity.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L8063-11-02